Exhibit 2.5 / Exhibit D, Form B filed by The Medical Assurance Company, Inc.


                                     FORM B


                        INSURANCE HOLDING COMPANY SYSTEM
                          ANNUAL REGISTRATION STATEMENT

               Filed with the Insurance Department of the State of

                                     Alabama

                                       By

                       The Medical Assurance Company, Inc.

                 On Behalf of the Following Insurance Companies

                       The Medical Assurance Company, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209

                                       and

                       Woodbrook Casualty Insurance, Inc.
                 f/k/a Medical Assurance of West Virginia, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209


Date:  May 27, 2005


         Name, Title, Address and telephone number of Individual to Whom Notices and Correspondence Concerning This Statement Should Be Addressed:


                          Kathryn A. Neville, Secretary
                       The Medical Assurance Company, Inc.
                         100 Brookwood Place, Suite 300
                             Homewood, Alabama 35209
                                 (800) 282-6242


                                Page 1, EXHIBIT D

This Form B Insurance Holding Company System Annual Registration Statement, reports on events occurring during 2004.

                                     FORM B

Item 1.  Identity and Control of Registrant

     ProAssurance Corporation: ProAssurance Corporation, a Delaware business corporation ("ProAssurance"), has its principal executive offices at 100 Brookwood Place, Homewood, Alabama 35209. ProAssurance owns 100% of Professionals Group, Inc., a Michigan business corporation ("Professionals Group"), which owns 100% of the issued and outstanding shares of ProNational Insurance Company ("ProNational") and 100% of Medical Assurance, Inc, a Delaware business corporation which owns 100% of The Medical Assurance Company, Inc. and 100% of Woodbrook Casualty Insurance, Inc. (see below).

     The Medical Assurance Company, Inc. On September 11, 1991, Mutual Assurance, Inc. which changed its name to The Medical Assurance Company, Inc. in 1999 ("TMAC"), converted from a mutual insurer to a stock insurer pursuant to its Amended and Restated Plan of Conversion and Section 27-27-44 of the 1975 Code of Alabama (the "Conversion"). Effective August 31, 1995, TMAC became a wholly owned subsidiary of Medical Assurance, Inc. (formerly known as MAIC Holdings, Inc.) a Delaware corporation ("Medical Assurance") and the shareholders of TMAC became the sole shareholders of Medical Assurance without any material change in their proportionate ownership of TMAC and its subsidiaries. Medical Assurance was a newly formed Delaware holding corporation incorporated by TMAC to serve as a holding company for TMAC and its subsidiaries pursuant to a Plan of Exchange authorized by Sections 27-28-1 et. seq. of the Code of Alabama 1975 ("Plan of Exchange").

     On June 22, 2000, Medical Assurance and Professionals Group, Inc. ("Professionals Group") entered into an Agreement to Consolidate (the "Consolidation Agreement") which provided for the consolidation of Medical Assurance and Professionals Group and their respective subsidiaries under a newly formed holding company named ProAssurance Corporation ("ProAssurance"). Pursuant to the Consolidation Agreement, Medical Assurance and Professionals Group caused ProAssurance to be formed as a Delaware corporation and caused ProAssurance to form two wholly owned subsidiaries, MAI Acquisition Corporation I and PICM Acquisition Corporation. The Consolidation Agreement set forth plans for the merger of Medical Assurance and MAI Acquisition Corporation I and for the merger of Professionals Group and PICM Acquisition Corporation. Upon completion of the merger of Medical Assurance and MAI Acquisition Corporation I, Medical Assurance became a wholly owned subsidiary of ProAssurance and each share of Medical Assurance common stock was converted into and exchanged for one share of ProAssurance common stock with the result that all of the former Medical Assurance shareholders became shareholders of ProAssurance Corporation. Upon completion of the merger of Professionals Group and PICM Acquisition Corporation, Professionals Group also became a wholly owned


                                Page 2, EXHIBIT D
     subsidiary of ProAssurance and each share of Professionals Group common stock was converted into and exchanged for, at the election of the holder, either cash or a combination of cash and ProAssurance common stock with the result that any Professionals Group shareholder who desired to continue as an equity participant in the combined company would be a shareholder of ProAssurance.

     ProAssurance Corporation ("ProAssurance") filed and received approval on December 12, 2000 of a Form A with the Alabama Commissioner of Insurance with respect to its acquisition of control of The Medical Assurance Company, Inc. pursuant to the terms and conditions of the consolidation. The consolidation was completed on June 27, 2001. Copies of the Consolidation Agreement and the ProAssurance Corporation Form S- 4, Amendment No. 3 were filed as exhibits to the Form A filing dated November 10, 2000, and May 1, 2001, respectively and are incorporated herein by reference in accordance with Section 5(a) of the Alabama Insurance Department Regulation No. 55.

     The consolidation met the test for the acquisition of control of Medical Assurance under Section 27-29-3 of the Alabama Code because ProAssurance acquired 100% of the stock of Medical Assurance and because the former shareholders of Professionals Group indirectly acquired more than 5% of the voting control of Medical Assurance through their receipt of ProAssurance stock in the consolidation.

     TMAC has its principal executive office and home office at 100 Brookwood Place, Homewood, Alabama 35209.


     Subsidiaries of Medical Assurance, Inc.

     The Medical Assurance Company, Inc. On September 11, 1991, The Medical Assurance Company, Inc. ("TMAC"), converted from a mutual insurer to a stock insurer pursuant to its Amended and Restated Plan of Conversion and
     Section 27-27-44 of the 1975 Code of Alabama (the "Conversion"). Effective August 31, 1995, TMAC became a wholly owned subsidiary of Medical Assurance, Inc. (formerly known as MAIC Holdings, Inc.) a Delaware corporation ("MAI") and the shareholders of TMAC became the sole shareholders of MAI without any material change in their proportionate ownership of TMAC and its subsidiaries. MAI was a newly formed Delaware holding corporation incorporated by TMAC to serve as a holding company for TMAC and its subsidiaries pursuant to a Plan of Exchange authorized by Sections 27-28-1 et. seq. of the Code of Alabama 1975 ("Plan of Exchange"). TMAC has its principal executive office and home office at 100 Brookwood Place, Homewood, Alabama 35209.

     Woodbrook Casualty Insurance, Inc. formerly known as Medical Assurance of West Virginia, Inc. ("Woodbrook") an Alabama stock insurance company has its principal executive offices at 100 Brookwood Place, Suite 300, Birmingham, Alabama 35209. Medical Assurance, Inc., a Delaware business corporation ("MAI"), owns 100% of the issued and outstanding shares of Woodbrook. On March 31, 1994, TMAC acquired all of the outstanding capital stock of Woodbrook, then known as West Virginia Hospital Insurance Company


                                Page 3, EXHIBIT D
     and first became a member of the holding company on that date. Effective March 31, 2005 Medical Assurance of West Virginia, Inc. redomesticated to the state of Alabama and was renamed Woodbrook Casualty Insurance, Inc.

     Subsidiaries of Professionals Group, Inc.

     ProNational Insurance Company: ProNational Insurance Company, a Michigan stock insurance corporation ("ProNational"), has its principal executive offices at 2600 Professionals Drive, Box 150, Okemos, Michigan 48805-0150. Professionals Group, Inc., a Michigan business corporation ("Professionals Group"), owns 100% of the issued and outstanding shares of ProNational. ProNational first became a member of an insurance holding company system when it formed the PICOM Insurance Agency, Inc. in 1981.

     Red Mountain Casualty Insurance Company, Inc.: Red Mountain Casualty Insurance Company, Inc., an Alabama stock insurance corporation ("Red Mountain"), has its principal executive offices at 100 Brookwood Place, Homewood, Alabama 35209. ProNational owns 100% of the issued and outstanding shares of Red Mountain, which was capitalized on December 5, 1994, and became a member of the insurance holding company system on that date. On September 9, 2002, Red Mountain redomesticated from Illinois to Alabama and on September 13, 2002, it changed its name from ProNational Casualty Company to Red Mountain Casualty Insurance Company, Inc.

     American Medical Insurance Exchange: American Medical Insurance Exchange, an inactive Indiana interinsurance reciprocal exchange ("AMIE"), has its principal executive offices at 5975 Castle Creek Parkway, Suite 300, Indianapolis, Indiana 46250. Professionals Group owns 100% of the issued and outstanding shares of American Insurance Management Corporation, an Indiana corporation ("AIMC"), which serves as the attorney-in-fact of AMIE. AIMC was acquired by ProNational on July 1, 1996, and, accordingly, AMIE became a member of the insurance holding company system on that date.

     MEEMIC Insurance Company: MEEMIC Insurance Company, a Michigan stock insurance corporation ("MEEMIC"), has its principal offices at 691 North Squirrel Road, Suite 100, Auburn Hills, Michigan 48326. MEEMIC Holdings, Inc., a Michigan business corporation ("MEEMIC Holdings"), owns 100% of the outstanding shares of MEEMIC Insurance Company. ProNational owns 100% of the outstanding shares of MEEMIC Holdings. MEEMIC Insurance Company first became a member of the insurance holding company system on April 7, 1997.


                                Page 4, EXHIBIT D

Item 2.  Organizational Chart

     The identity of each member of the insurance holding company system with respect to which this Registration Statement is filed is set forth in the attached Exhibit A.

Item 3.  The Ultimate Controlling Person

     a)   Name: ProAssurance Corporation

     b)   Home Office Address: 100 Brookwood Place, Homewood, Alabama 35209

     c) Principal Executive Office Address: 100 Brookwood Place, Homewood, Alabama 35209

     d)   Organizational Structure: Delaware Holding Corporation

     e)   Principal Business of the Person: Holding Company for Registrant.

     f) Name and address of any person who holds or owns or has the right to acquire 10% or more of any class of voting security, the class of such security, the number of shares held of record or known to be beneficially owned, and the percentage of class so held or owned;

          There are currently no holders of 10%, nor does any person who holds the right to acquire 10% or more of any class of ProAssurance Corporation stock.

     g) If court proceedings involving a reorganization or liquidation are pending, for any ultimate or intermediate controlling person, indicate the title and location of the court, the nature of proceedings and the date when commenced.

          Not applicable.

Item 4.  Biographical Information

     Board of Directors of ProAssurance

     Set forth below are the current directors and executive officers of ProAssurance and a brief description of their principal occupations and employment during the last five (5) years. None of the directors or executive officers has ever been convicted in a criminal proceeding (excluding minor traffic violations) during the last 10 years.

     A. DERRILL CROWE, M.D. -[address removed for privacy purposes]. Chairman and Chief Executive Officer of ProAssurance. Member of ProAssurance board since June, 2001.

     See Dr. Crowe's biographical statement under the heading "Executive Officers" in this Item 4.


                                Page 5, EXHIBIT D

     VICTOR T. ADAMO, ESQ., CPCU -[address removed for privacy purposes]. Vice Chairman and President of ProAssurance. Member of ProAssurance board since June, 2001.

     See Mr. Adamo's biographical statement under the heading "Executive Officers" in this Item 4.

     LUCIAN F. BLOODWORTH - [address removed for privacy purposes]. (Age 64) Member of ProAssurance board since August, 2002.

     Mr. Bloodworth is the Chairman of Cain Manufacturing, a Birmingham, Alabama based firm. Mr. Bloodworth is a director of First American Bank (formerly National Bank of Commerce of Birmingham, Alabama) and served as National Bank of Commerce's Executive Vice President from 1983 to 1987. Mr. Bloodworth has been a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

     PAUL R. BUTRUS - [address removed for privacy purposes]. Vice Chairman. Member of ProAssurance board since June, 2001.

     See Mr. Butrus's biographical statement under the heading "Executive Officers" in this Item 4.

     ROBERT E. FLOWERS, M.D. - [address removed for privacy purposes]3. (Age 55) Member of ProAssurance board since June, 2001.

     Dr. Flowers has served on the board of directors of Medical Assurance since its formation on February 8, 1995 and as a director of The Medical
     Assurance Company from 1985 to 2000. He practiced as a physician with Gynecology Associates of Dothan, P.C., Dothan, Alabama, prior to his retirement in 2001.

     JOHN JAMES MCMAHON, JR. - [address removed for privacy purposes]. (Age 62) Member of ProAssurance board since February 22, 2002.

     Mr. McMahon has served as the Chairman of Ligon Industries, LLC and Chairman of the Executive Committee of McWane, Inc. in Birmingham, Alabama since 1999. Prior to that time, Mr. McMahon served as Chairman of the Board of McWane, Inc. He also serves as a director of Protective Life Corporation, Alabama National BanCorporation and John H. Harland Co., where he is a member of its audit committee.

     JOHN P. NORTH, JR. - [address removed for privacy purposes]. (Age 69) Member of ProAssurance board since June, 2001.

     Mr. North has served on the board of directors of Medical Assurance since June of 1996. He is a certified public accountant who was a partner of the accounting firm of Coopers & Lybrand LLP until his retirement in September 1995.


                                Page 6, EXHIBIT D

     ANN F. PUTALLAZ, Ph.D., - [address removed for privacy purposes]. (Age 59) Member of ProAssurance board since June, 2001.

     Ms. Putallaz had served as a director of Professionals Group, Inc. since 1996 and its Vice Chairman since 1999. For the past five years, Ms. Putallaz has been the Vice President and Director of Data Communication Services of Munder Capital Management, an investment advisor to The Munder Funds, an open-end investment company registered under the Investment Company Act of 1940, as amended.

     WILLIAM H. WOODHAMS, M.D., [address removed for privacy purposes]. (Age 67) Westside Family Medical Center, P.C. Member of the Professionals Group Board since 1996.

     Dr. Woodhams had served as a director of Professionals Group (since 1996) and its Chairman (since 1999) and a director of ProNational Insurance
     Company since 1980. Dr. Woodhams is a board certified family practice physician and has been in private practice in Kalamazoo, Michigan since 1964.

     WILFRED W. YEARGAN, JR.,M.D.,  [address removed for privacy purposes]. (Age
     65) Medical Surgical Eyecare. Member of the ProAssurance Board since May 28, 2003.

     Dr. Yeargan has practiced medicine in Tuscaloosa, Alabama, specializing in ophthalmology for over thirty years. Dr. Yeargan has participated as a member of the underwriting and claims advisory committees of The Medical Assurance Company, Inc. since it began operations in 1977.


     EXECUTIVE OFFICERS

     VICTOR T. ADAMO - [address removed for privacy purposes] - Vice Chairman of the Board and President and of ProAssurance. (Age 56) Mr. Adamo served as a director and President and Chief Executive Officer of Professionals Group (since 1996), Mr. Adamo has served as a director of ProNational Insurance Company since 1990 and its Chief Executive Officer since 1987. He has been a director of MEEMIC Holdings, Inc. since October 1998 and is also chairman and a director of MEEMIC Insurance Company. Prior to joining ProNational, Mr. Adamo was in private legal practice from 1975 to 1985. Mr. Adamo also holds positions as an officer and director of various direct and indirect subsidiaries of ProAssurance.

     A. DERRILL CROWE, M.D. - [address removed for privacy purposes] - (Age 68) Dr. Crowe has served as a director and as Chairman of the Board and Chief Executive Officer of ProAssurance since it began operations in June 2001. Dr. Crowe has served as a director and Chairman, President and Chief Executive Officer of Medical Assurance, Inc. since its organization in 1995 and as President and Chief Executive Officer and a director of The Medical Assurance Company, Inc. (formerly Mutual Assurance, Inc.) since its first operations in 1977. Dr. Crowe has also been Chairman and a director of MEEMIC Holdings, Inc. and a director of MEEMIC Insurance Company since


                                Page 7, EXHIBIT D

     2001. Dr. Crowe is the President and a director of Woodbrook and holds positions as an officer and director of various direct and indirect subsidiaries of ProAssurance.

     PAUL R. BUTRUS - [address removed for privacy purposes] - (Age 63) Mr. Butrus has served as a director of ProAssurance since it began operations in June 2001 and was appointed its Vice Chairman in September 2001. Prior to that time, Mr. Butrus was a director and Executive Vice President and Chief Operating Officer of Medical Assurance, Inc. (since 1995). Mr. Butrus has held various positions with TMAC since 1977. Mr. Butrus is Vice President and a director of Woodbrook and holds positions as an officer and director of various direct and indirect subsidiaries of ProAssurance.

     HOWARD H. FRIEDMAN - [address removed for privacy purposes] - (Age 46) Senior Vice President and Secretary. Mr. Friedman has served in a number of positions for TMAC since 1996, most recently as Senior Vice President of TMAC. He also serves as a director of ProNational, MEEMIC and Woodbrook and holds positions as an officer and director of various direct and indirect subsidiaries of ProAssurance. Mr. Friedman is an Associate of the Casualty Actuarial Society.

     JAMES J. MORELLO - [address removed for privacy purposes] - (Age 56) Chief Accounting Officer and Treasurer. Mr. Morello was appointed as Senior Vice President, Chief Accounting Officer and Treasurer in June 2001. Mr. Morello has been Senior Vice President and Treasurer of Medical Assurance, Inc. since its formation in February of 1995. Mr. Morello has been employed as Treasurer and Chief Financial Officer of TMAC since 1984. He also serves as Treasurer and a director of ProNational, Red Mountain and Woodbrook and holds positions as an officer and director of various direct and indirect subsidiaries of ProAssurance. Mr. Morello is a certified public accountant.

     FRANK B. O'NEIL - [address removed for privacy purposes]- (Age 51) Senior Vice President of Corporate Communications. Mr. O'Neil was appointed as Senior Vice President and Investor Relations in September 2001. Mr. O'Neil has been Senior Vice President of Corporate Communications for Medical Assurance, Inc. since 1997 and employed by TMAC and its subsidiaries since 1987.

     EDWARD L. RAND, JR. - [address removed for privacy purposes] - (Age 38) Chief Financial Officer. Mr. Rand joined ProAssurance in November 2004. Mr. Rand was Head of Corporate Finance at PartnerRe, Ltd. from 2001 until September, 2004. Prior to that position, Mr. Rand was Treasurer and Chief Financial Officer of Atlantic American Corporation from August 1997 through 2000; a company he joined after serving as Controller of United Capitol Insurance Company. Prior to his employment in the insurance industry Mr. Rand spent four years with Coopers and Lybrand, which is now PriceWaterhouseCoopers. He is a certified public accountant and a graduate of Davidson College.


                                Page 8, EXHIBIT D

     None of these persons, to the knowledge of the Registrant, have had any convictions of crimes other than minor traffic violations during the past ten years. The address for all persons for the purposes of this registration statement is the address listed in Item 4.

Item 5.   Transactions and Agreements.

     a)   Loans,  other  investments,   or  purchases,  sales  or  exchanges  of
          securities of the affiliates by the Registrant or of the Registrant by its affiliates;

          None

     b)   Purchase, sales or exchanges of assets;

          None

     c)   Transactions not in the ordinary course of business;

          None

     d) Guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Registrant's assets to liability, other than insurance contracts entered into in the ordinary course of the registrant's business;

          None

     e) All management agreements, service contracts and all cost-sharing arrangements;

          Expense Allocation Agreements:
          ------------------------------

     - Professionals Group, ProNational, TMAC, Red Mountain, MAI, and ProAssurance amended its expense allocation agreement to include Woodbrook dated January 1, 2004, effective July 1, 2004 for distribution of certain overhead expenses. A copy of the Expense Allocation Agreement is attached hereto as Exhibit B.

          Management Services Agreements:
          -------------------------------

     - TMAC and ProNational amended its Insurance Company Management Services Agreement to share management services on insurance company operations to include RMC effective January 1, 2003. A copy of the Insurance Company Management Services Agreement was filed with the 2003 Form B and is incorporated herein by reference in accordance with Section 5(a) of Regulation No. 55.


                                Page 9, EXHIBIT D

          - TMAC has entered into an agreement, as amended, with Medical Assurance pursuant to which TMAC has engaged Medical Assurance to provide personnel to perform accounting, data processing, clerical, and general administrative services for TMAC at Medical Assurance's actual cost. The Agreement was effective January 1, 1997, and will continue for successive terms of one year until either party terminates the Agreement by delivery of thirty days written notice.


     f)   Reinsurance agreements;

          - On September 30, 2003, TMAC notified Woodbrook of its intent to terminate the reinsurance contract between the parties effective December 31, 2003. In 2003, Woodbrook ceded premiums to TMAC in the amount of $16,622,636, from which Woodbrook received ceding commissions in the amount of $2,992,074.

          Woodbrook has since placed its reinsurance with a non-affiliate and the new contract was effective January 1, 2004.

          - Effective November 1, 2004, The Medical Assurance Company, Inc. and Professionals National Insurance Co., Ltd. entered into an Excess of Loss Reinsurance Contract. The agreement is a standard form reinsurance contract which is utilized between a segregated cell within Professionals National Insurance Co., the offshore entity and TMAC. The client in the segregated cell is the ultimate bearer of the risk rather than Professionals National. The client establishes a fully funded account using a letter of credit or other mechanism. A copy of the Excess of Loss Reinsurance Contract is attached hereto as Exhibit C.

          - Effective January 17, 2005, (previously reported to be effective September 1, 2004), The Medical Assurance Company, Inc. and Professionals National Insurance Co., Ltd. entered into an Excess of Loss Reinsurance Contract. The agreement is a standard form reinsurance contract which is utilized between a segregated cell within Professionals National Insurance Co., the offshore entity and TMAC. The client in the segregated cell is the ultimate bearer of the risk rather than Professionals National. The client establishes a fully funded account using a letter of credit or other mechanism. A copy of the Excess of Loss Reinsurance Contract is attached hereto as Exhibit D.

     g)   Dividends and other distributions to shareholders;
          None


     h)   Consolidated tax allocation agreements; and


                               Page 10, EXHIBIT D

     As a part of the merger, ProAssurance restated the Tax Allocation Agreement with Medical Assurance and its subsidiaries and Professionals Group and its subsidiaries. A copy of the Tax Allocation Agreement was attached as an Exhibit to the Form B dated May 9, 2002 and is incorporated herein by reference in accordance with Section 5(a) of Regulation No. 55.

     i) Any pledge of the registrant's stock and/or of the stock of any subsidiary or controlling affiliate, for a loan made to any member of the insurance holding company system.

          None

Item 6.  Litigation or Administrative Proceedings

          None

Item 7.  Statement Regarding Plan or Series of Transactions

          Transactions entered into since the filing of the prior year's annual registration statement are not part of a plan or series of like transactions, the purpose of which is to avoid statutory threshold amounts and the review that might otherwise occur.

Item 8.  Financial Statements and Exhibits

          (a) Audited Financial Statements of The Medical Assurance Company, Inc. and Woodbrook Casualty Insurance, Inc. for the year ended December 31, 2004.

          (b)  List of Exhibits

               Exhibit A - Organizational Chart
               Exhibit B - Expense Allocation Agreement Effective July 1, 2004 Exhibit C - Excess of Loss Reinsurance Contract Effective
                           November 1, 2004
               Exhibit D - Excess of Loss Reinsurance Contract Effective January
                           17, 2005
               Exhibit E - ProAssurance 10Q - March 31, 2004
               Exhibit F - ProAssurance 10Q - June 30, 2004
               Exhibit G - ProAssurance 10Q - September 30, 2004
               Exhibit H - ProAssurance Corporation's 2004 Annual Report to
                           Shareholders
               Exhibit I - ProAssurance Corporation's 2005 Proxy Statement
                           (Schedule 14-A) for the 2005 Annual Meeting of Shareholders


Item 9.  Form C Required

          A Copy of Form C is being filed with this Form B.


                               Page 11, EXHIBIT D

                                    SIGNATURE

     Pursuant to the requirements of Section 27-29-4, Code of Alabama 1975 The Medical Assurance Company, Inc. has caused this Annual Registration Statement to be duly signed on its behalf in the City of Homewood and State of Alabama on the 27th of May 2005.

                                   THE MEDICAL ASSURANCE COMPANY, INC.
Seal
                                   By: /s/ Howard H. Friedman
                                      --------------------------
                                         Howard H. Friedman,
                                         Senior Vice President


Attest:

/s/ Kathryn A. Neville
----------------------
Kathryn A. Neville, Secretary


                                  CERTIFICATION

     The undersigned deposes and says that he has duly executed the attached registration statement dated May___, 2005 for and on behalf of The Medical Assurance Company, Inc.; that he is a Senior Vice President of such company, and that he has authority to execute and file such instrument. Deponent further says that he is familiar with such instrument and that the facts therein set forth are true to the best of his knowledge, information and belief.



                                             /s/ Howard H. Friedman
                                             ----------------------
                                             Howard H. Friedman,
                                             Senior Vice President


                               Page 12, EXHIBIT D

             *****SEE ATTACHED SUPPLEMENTAL PDF for EXHIBIT 2.5*****




                                Page 13, EXHIBIT D

                                     FORM C

                        SUMMARY OF REGISTRATION STATEMENT

               Filed with the Insurance Department of the State of

                                     Alabama

                                       By

                       The Medical Assurance Company, Inc.

                 On Behalf of the Following Insurance Companies

                       The Medical Assurance Company, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209

                                       and

                       Woodbrook Casualty Insurance, Inc.
                 f/k/a Medical Assurance of West Virginia, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209





Date:  May 27, 2005





         Name, Title, Address and telephone number of individual to Whom Notices and Correspondence Concerning This Statement Should be Addressed:



                          Kathryn A. Neville, Secretary
                       The Medical Assurance Company, Inc.
                         100 Brookwood Place, Suite 300
                             Homewood, Alabama 35209
                                 (800) 282-6242


                               Page 14 Exhibit D

Item 1.  Identity and Control of Registrant

         Not applicable.

Item 2.  Organizational Chart

         Not applicable.

Item 3.  The Ultimate Controlling Person

         Not applicable.

Item 4.  Biographical Information

     Effective November 8, 2004, Edward L. Rand, Jr. was appointed Senior Vice President, Finance of ProAssurance Corporation. Mr. Rand was subsequently elected as Chief Financial Officer of ProAssurance in 2005.

Item 5.  Transactions and Agreements

          - Woodbrook Casualty Insurance, Inc. was added to the existing Expense Sharing Agreement.

          - Effective November 1, 2004, The Medical Assurance Company, Inc. and Professionals National Insurance Company, LTD entered an excess of loss, segregated cell reinsurance contract.

          - Effective January 17, 2005, (previously reported to be effective September 1, 2004), The Medical Assurance Company, Inc. and Professionals National Insurance Company, LTD entered an excess of loss, segregated cell reinsurance contract.

Item 6. Litigation or Administrative Proceedings

         Not applicable.

Item 7.  Statement Regarding Plan or Series of Transactions

     Transactions entered into since the filing of the prior year's annual registration statement are not part of a plan or series of like transactions, the purpose of which is to avoid statutory threshold amounts and the review that might otherwise occur.

Item 8.  Financial Statements and Exhibits

     The annual financial statements, the 2004 Annual Report and the 2005 proxy statement of ProAssurance Corporation have been filed as Exhibits to the Form B. SIGNATURE

                               Page 15, Exhibit D

     Pursuant to the requirements of Section 27-29-4, Code of Alabama 1975, The Medical Assurance Company, Inc. has caused this Form C to be duly signed on its behalf in the City of Homewood and State of Alabama on the 27th day of May 2005.


                                   The Medical Assurance Company, Inc.

                                   By: /s/ Howard H. Friedman
                                   --------------------------
                                   Howard H. Friedman,
                                   Senior Vice President
Attest:

/s/ Kathryn A. Neville
-----------------------------
Kathryn A. Neville, Secretary



                                  CERTIFICATION

          The undersigned deposes and says that he has duly executed the attached Form C dated May 27, 2005 for and on behalf of The Medical Assurance Company, Inc.; that he is the Vice Chairman of such company, and that he has authority to execute and file such instrument. Deponent further says that he is familiar with such instrument and that the facts therein set forth are true to the best of her knowledge, information and belief.



                                   /s/ Howard H. Friedman
                                   ----------------------
                                   Howard H. Friedman,
                                   Senior Vice President



                               Page 16, Exhibit D

                                     FORM B

                                 AMENDMENT NO. 1



                        INSURANCE HOLDING COMPANY SYSTEM
                          ANNUAL REGISTRATION STATEMENT

               Filed with the Insurance Department of the State of

                                     Alabama

                                       By

                       The Medical Assurance Company, Inc.

                 On Behalf of the Following Insurance Companies

                       The Medical Assurance Company, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209

                                       and

                       Woodbrook Casualty Insurance, Inc.
                 f/k/a Medical Assurance of West Virginia, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209






Date:  August 12, 2005


         Name, Title, Address and telephone number of Individual to Whom Notices and Correspondence Concerning This Statement Should Be Addressed:



                          Kathryn A. Neville, Secretary
                       The Medical Assurance Company, Inc.
                         100 Brookwood Place, Suite 300
                             Homewood, Alabama 35209
                                 (800) 282-6242


                               Page 17, Exhibit D

     This Form B Amendment No. 1 to the Insurance Holding Company System Annual Registration Statement, reports on events occurring during 2005 through August 12, 2005.

                                     FORM B

Item 1.  Identity and Control of Registrant

          ProAssurance Corporation: ProAssurance Corporation, a Delaware business corporation ("ProAssurance"), has its principal executive offices at 100 Brookwood Place, Homewood, Alabama 35209. ProAssurance owns 100% of Professionals Group, Inc., a Michigan business corporation ("Professionals Group"), which owns 100% of the issued and outstanding shares of ProNational Insurance Company ("ProNational"), 100% of Medical Assurance, Inc, a Delaware business corporation which owns 100% of The Medical Assurance Company, Inc. and 100% of Woodbrook Casualty Insurance, Inc. and 100% of NCRIC Corporation (formerly known as NCRIC Group, Inc.), a Delaware business corporation which owns 100% of NCRIC, Inc. (see below).

          The Medical Assurance Company, Inc. On September 11, 1991, Mutual Assurance, Inc. which changed its name to The Medical Assurance Company, Inc. in 1999 ("TMAC"), converted from a mutual insurer to a stock insurer pursuant to its Amended and Restated Plan of Conversion and Section 27-27-44 of the 1975 Code of Alabama (the "Conversion"). Effective August 31, 1995, TMAC became a wholly owned subsidiary of Medical Assurance, Inc. (formerly known as MAIC Holdings, Inc.) a Delaware corporation ("Medical Assurance") and the shareholders of TMAC became the sole shareholders of Medical Assurance without any material change in their proportionate ownership of TMAC and its subsidiaries. Medical Assurance was a newly formed Delaware holding corporation incorporated by TMAC to serve as a holding company for TMAC and its subsidiaries pursuant to a Plan of Exchange authorized by Sections 27-28-1 et. seq. of the Code of Alabama 1975 ("Plan of Exchange").

          On June 22, 2000, Medical Assurance and Professionals Group, Inc. ("Professionals Group") entered into an Agreement to Consolidate (the "Consolidation Agreement") which provided for the consolidation of Medical Assurance and Professionals Group and their respective subsidiaries under a newly formed holding company named ProAssurance Corporation ("ProAssurance"). Pursuant to the Consolidation Agreement, Medical Assurance and Professionals Group caused ProAssurance to be formed as a Delaware corporation and caused ProAssurance to form two wholly owned subsidiaries, MAI Acquisition Corporation I and PICM Acquisition Corporation. The Consolidation Agreement set forth plans for the merger of Medical Assurance and MAI Acquisition Corporation I and for the merger of Professionals Group and PICM Acquisition Corporation. Upon completion of the merger of Medical Assurance and MAI Acquisition Corporation I, Medical Assurance became a wholly owned subsidiary of ProAssurance and each share of Medical Assurance common stock was converted into and exchanged for one share of ProAssurance common stock with the result that all of the former Medical Assurance shareholders became shareholders of ProAssurance Corporation. Upon completion of the merger of Professionals Group and PICM Acquisition Corporation, Professionals Group also became a wholly owned subsidiary of ProAssurance and each share of Professionals Group common stock was converted into and exchanged for, at the election of the holder, either cash or a combination of cash and ProAssurance common stock with the result that any Professionals Group shareholder who desired to continue as an equity participant in the combined company would be a shareholder of ProAssurance.



                               Page 18, Exhibit D

          ProAssurance Corporation ("ProAssurance") filed and received approval on December 12, 2000 of a Form A with the Alabama Commissioner of Insurance with respect to its acquisition of control of The Medical Assurance Company, Inc. pursuant to the terms and conditions of the consolidation. The consolidation was completed on June 27, 2001. Copies of the Consolidation Agreement and the ProAssurance Corporation Form S- 4, Amendment No. 3 were filed as exhibits to the Form A filing dated November 10, 2000, and May 1, 2001, respectively and are incorporated herein by reference in accordance with Section 5(a) of the Alabama Insurance Department Regulation No. 55.

          The consolidation met the test for the acquisition of control of Medical Assurance under Section 27-29-3 of the Alabama Code because ProAssurance acquired 100% of the stock of Medical Assurance and because the former shareholders of Professionals Group indirectly acquired more than 5% of the voting control of Medical Assurance through their receipt of ProAssurance stock in the consolidation.

          TMAC has its principal executive office and home office at 100 Brookwood Place, Homewood, Alabama 35209.


          Subsidiaries of Medical Assurance, Inc.

          The Medical Assurance Company, Inc. On September 11, 1991, The Medical Assurance Company, Inc. ("TMAC"), converted from a mutual insurer to a stock insurer pursuant to its Amended and Restated Plan of Conversion and Section 27-27-44 of the 1975 Code of Alabama (the "Conversion"). Effective August 31, 1995, TMAC became a wholly owned subsidiary of Medical Assurance, Inc. (formerly known as MAIC Holdings, Inc.) a Delaware corporation ("MAI") and the shareholders of TMAC became the sole shareholders of MAI without any material change in their proportionate ownership of TMAC and its subsidiaries. MAI was a newly formed Delaware holding corporation incorporated by TMAC to serve as a holding company for TMAC and its subsidiaries pursuant to a Plan of Exchange authorized by Sections 27-28-1 et. seq. of the Code of Alabama 1975 ("Plan of Exchange"). TMAC has its principal executive office and home office at 100 Brookwood Place, Homewood, Alabama 35209.

          Woodbrook Casualty Insurance, Inc. formerly known as Medical Assurance of West Virginia, Inc. ("Woodbrook") an Alabama stock insurance company has its principal executive offices at 100 Brookwood Place, Suite 300, Birmingham, Alabama 35209. Medical Assurance, Inc., a Delaware business corporation ("MAI"), owns 100% of the issued and outstanding shares of Woodbrook. On March 31, 1994, TMAC acquired all of the outstanding capital stock of Woodbrook, then known as West Virginia Hospital Insurance Company and first became a member of the holding company on that date. Effective March 31, 2005 Medical Assurance of West Virginia, Inc. redomesticated to the state of Alabama and was renamed Woodbrook Casualty Insurance, Inc.


                               Page 19, Exhibit D

          Subsidiaries of Professionals Group, Inc.

          ProNational Insurance Company: ProNational Insurance Company, a Michigan stock insurance corporation ("ProNational"), has its principal executive offices at 2600 Professionals Drive, Box 150, Okemos, Michigan 48805-0150. Professionals Group, Inc., a Michigan business corporation ("Professionals Group"), owns 100% of the issued and outstanding shares of ProNational. ProNational first became a member of an insurance holding company system when it formed the PICOM Insurance Agency, Inc. in 1981.

          Red Mountain Casualty Insurance Company, Inc.: Red Mountain Casualty Insurance Company, Inc., an Alabama stock insurance corporation ("Red Mountain"), has its principal executive offices at 100 Brookwood Place, Homewood, Alabama 35209. ProNational owns 100% of the issued and outstanding shares of Red Mountain, which was capitalized on December 5, 1994, and became a member of the insurance holding company system on that date. On September 9, 2002, Red Mountain redomesticated from Illinois to Alabama and on September 13, 2002, it changed its name from ProNational Casualty Company to Red Mountain Casualty Insurance Company, Inc.

          American Medical Insurance Exchange: American Medical Insurance Exchange, an inactive Indiana interinsurance reciprocal exchange ("AMIE"), has its principal executive offices at 5975 Castle Creek Parkway, Suite 300, Indianapolis, Indiana 46250. Professionals Group owns 100% of the issued and outstanding shares of American Insurance Management Corporation, an Indiana corporation ("AIMC"), which serves as the attorney-in-fact of AMIE. AIMC was acquired by ProNational on July 1, 1996, and, accordingly, AMIE became a member of the insurance holding company system on that date.

          MEEMIC Insurance Company: MEEMIC Insurance Company, a Michigan stock insurance corporation ("MEEMIC"), has its principal offices at 691 North Squirrel Road, Suite 100, Auburn Hills, Michigan 48326. MEEMIC Holdings, Inc., a Michigan business corporation ("MEEMIC Holdings"), owns 100% of the outstanding shares of MEEMIC Insurance Company. ProNational owns 100% of the outstanding shares of MEEMIC Holdings.
          MEEMIC Insurance Company first became a member of the insurance holding company system on April 7, 1997.

          Subsidiaries of NCRIC Corporation

          NCRIC, Inc. ("NCRIC") a District of Columbia insurance company has its principal executive offices at 1115 30th Street, NW, Washington, DC 20007. NCRIC Corporation, a Delaware business corporation owns 100% of the issued and outstanding shares of NCRIC. The Company became a part of the NCRIC insurance holding company system on April 13, 1990 by virtue of the initial purchase of all issued shares of common stock of Commonwealth Medical Liability Insurance Company. Effective December 31, 1998, NCRIC issued common stock. On August 3, 2005, ProAssurance Corporation acquired all shares of NCRIC through a merger with its parent corporation, NCRIC Corporation.


                               Page 20, Exhibit D

Item 2.  Organizational Chart

          The identity of each member of the insurance holding company system with respect to which this Registration Statement is filed is set forth in the attached Exhibit A.

                                    SIGNATURE

     Pursuant to the requirements of Section 27-29-4, Code of Alabama 1975 The Medical Assurance Company, Inc. has caused this Amendment No. 1 to the Annual Registration Statement to be duly signed on its behalf in the City of Homewood and State of Alabama on the 12th day of August 2005.

                                            THE MEDICAL ASSURANCE COMPANY, INC.
Seal
                                            By: /s/ Howard H. Friedman
                                            ----------------------------
                                                  Howard H. Friedman,
                                                  Senior Vice President

Attest:

/s/ Kathryn A. Neville
-----------------------------
Kathryn A. Neville, Secretary


                                  CERTIFICATION

     The undersigned deposes and says that he has duly executed the attached registration statement dated August12, 2005 for and on behalf of The Medical Assurance Company, Inc.; that he is a Senior Vice President of such company, and that he has authority to execute and file such instrument. Deponent further says that he is familiar with such instrument and that the facts therein set forth are true to the best of his knowledge, information and belief.


                                                /s/ Howard H. Friedman
                                                -------------------------
                                                Howard H. Friedman,
                                                Senior Vice President



                               Page 21, Exhibit D

                                     FORM B
                                 Amendment No. 2


                        INSURANCE HOLDING COMPANY SYSTEM
                          ANNUAL REGISTRATION STATEMENT

               Filed with the Insurance Department of the State of

                                     Alabama

                                       By

                       The Medical Assurance Company, Inc.

                 On Behalf of the Following Insurance Companies

                       The Medical Assurance Company, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209

                                       and

                       Woodbrook Casualty Insurance, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209




                             Date: January 9, 2006




         Name, Title, Address and telephone number of Individual to Whom Notices and Correspondence Concerning This Statement Should Be Addressed:

                          Kathryn A. Neville, Secretary
                       The Medical Assurance Company, Inc.
                         100 Brookwood Place, Suite 300
                             Homewood, Alabama 35209
                                 (800) 282-6242



                               Page 22, Exhibit D

     This Form B Amendment No. 2 to the Insurance Holding Company System Annual Registration Statement, reports on events occurring during from August 12, 2005 through January 6, 2006.

1.1      FORM B

                                 Amendment No. 2

Item 1.  Identity and Control of Registrant

     ProAssurance Corporation: ProAssurance Corporation, a Delaware business corporation ("ProAssurance"), has its principal executive offices at 100 Brookwood Place, Homewood, Alabama 35209. ProAssurance owns 100% of Professionals Group, Inc., a Michigan business corporation ("Professionals Group"), which owns 100% of the issued and outstanding shares of ProNational Insurance Company ("ProNational"), 100% of Medical Assurance, Inc, a Delaware business corporation and 100% of NCRIC Corporation
     (formerly known as NCRIC Group, Inc.), a Delaware business corporation which owns 100% of NCRIC, Inc. (see below).


     Subsidiaries of Medical Assurance, Inc.

     The Medical Assurance Company, Inc. On September 11, 1991, The Medical Assurance Company, Inc. ("TMAC") converted from a mutual insurer to a stock insurer pursuant to its Amended and Restated Plan of Conversion and Section 27-27-44 of the 1975 Code of Alabama (the "Conversion"). Effective August 31, 1995, TMAC became a wholly owned subsidiary of Medical Assurance, Inc. (formerly known as MAIC Holdings, Inc.) a Delaware corporation ("MAI") and the shareholders of TMAC became the sole shareholders of MAI without any material change in their proportionate ownership of TMAC and its subsidiaries. MAI was a newly formed Delaware holding corporation incorporated by TMAC to serve as a holding company for TMAC and its subsidiaries pursuant to a Plan of Exchange authorized by Sections 27-28-1 et. seq. of the Code of Alabama 1975 ("Plan of Exchange"). TMAC has its principal executive office and home office at 100 Brookwood Place, Homewood, Alabama 35209.

     Woodbrook Casualty Insurance, Inc. formerly known as Medical Assurance of West Virginia, Inc. ("Woodbrook") an Alabama stock insurance company has its principal executive offices at 100 Brookwood Place, Suite 300, Birmingham, Alabama 35209. Medical Assurance, Inc., a Delaware business corporation ("MAI"), owns 100% of the issued and outstanding shares of Woodbrook. On March 31, 1994, TMAC acquired all of the outstanding capital stock of Woodbrook, then known as West Virginia Hospital Insurance Company and first became a member of the holding company on that date. Effective March 31, 2005 the company redomesticated to the state of Alabama and was renamed Woodbrook Casualty Insurance, Inc.


                               Page 23, Exhibit D

     Subsidiaries of Professionals Group, Inc.

     ProNational Insurance Company: ProNational Insurance Company, a Michigan stock insurance corporation ("ProNational"), has its principal executive offices at 2600 Professionals Drive, Box 150, Okemos, Michigan 48805-0150. Professionals Group, Inc., a Michigan business corporation ("Professionals Group"), owns 100% of the issued and outstanding shares of ProNational. ProNational first became a member of an insurance holding company system when it formed the PICOM Insurance Agency, Inc. in 1981.

     Red Mountain Casualty  Insurance Company,  Inc. f/k/a ProNational  Casualty
     Company: Red Mountain Casualty Insurance Company, Inc., an Alabama stock insurance corporation ("Red Mountain"), has its principal executive offices at 100 Brookwood Place, Homewood, Alabama 35209. ProNational owns 100% of the issued and outstanding shares of Red Mountain, which was capitalized on December 5, 1994, and became a member of the insurance holding company system on that date. On September 9, 2002, Red Mountain redomesticated from Illinois to Alabama and on September 13, 2002, it changed its name from ProNational Casualty Company to Red Mountain Casualty Insurance Company, Inc.

     American Medical Insurance Exchange: American Medical Insurance Exchange, an inactive Indiana interinsurance reciprocal exchange ("AMIE"), has its principal executive offices at 5975 Castle Creek Parkway, Suite 300, Indianapolis, Indiana 46250. Professionals Group owns 100% of the issued and outstanding shares of American Insurance Management Corporation, an Indiana corporation ("AIMC"), which serves as the attorney-in-fact of AMIE. AIMC was acquired by ProNational on July 1, 1996, and, accordingly, AMIE became a member of the insurance holding company system on that date.

     Former Subsidiary of Professionals Group, Inc.:

     MEEMIC Insurance Company: MEEMIC Insurance Company, a Michigan stock insurance corporation ("MEEMIC"), has its principal offices at 691 North Squirrel Road, Suite 100, Auburn Hills, Michigan 48326. MEEMIC Holdings, Inc., a Michigan business corporation ("MEEMIC Holdings"), owns 100% of the outstanding shares of MEEMIC Insurance Company. ProNational owns 100% of the outstanding shares of MEEMIC Holdings. MEEMIC Insurance Company first became a member of the insurance holding company system on April 7, 1997. Effective January 1, 2006, MEEMIC was sold to Motors Insurance Corporation and is no longer a member of the ProAssurance Holding Company Group.

     Subsidiaries of NCRIC Corporation

     NCRIC, Inc. ("NCRIC") a District of Columbia insurance company has its principal executive offices at 1115 30th Street, NW, Washington, DC 20007. NCRIC Corporation, a Delaware business corporation owns 100% of the issued and outstanding shares of NCRIC. The Company became a part of the NCRIC insurance holding company system on April 13, 1990 by virtue of the initial purchase of all issued shares of common stock of Commonwealth Medical Liability Insurance Company. Effective December 31, 1998, NCRIC issued common stock. On August 3, 2005, ProAssurance Corporation acquired all shares of NCRIC through a merger with its parent corporation, NCRIC Corporation.


                               Page 24, Exhibit D

Item 2.  Organizational Chart

     The identity of each member of the insurance holding company system with respect to which this Registration Statement is filed is set forth in the attached Exhibit A.

Item 4.  Biographical Information

         Board of Directors of ProAssurance

     Set forth below are the current directors and executive officers of ProAssurance and a brief description of their principal occupations and employment during the last five (5) years. None of the directors or executive officers has ever been convicted in a criminal proceeding (excluding minor traffic violations) during the last 10 years.

EXECUTIVE OFFICERS

     JEFFREY P. LISENBY - (Age 37) Secretary. Mr. Lisenby was elected Secretary of ProAssurance effective January 1, 2006. Mr. Lisenby also has served as Vice President and Legal Counsel of ProNational and TMAC since 2001. Prior to joining ProAssurace, Mr. Lisenby was in private practice in Birmingham, Alabama, from 1996 to 2001 and served as a judicial clerk for the United States District Court for the Northern District of Alabama from 1995 to 1996. Mr. Lisenby also holds positions as an officer of various direct and indirect subsidiaries of ProAssurance.

     Mr. Lisenby's Biographical Affidavit is attached as Exhibit B.


None of these persons, to the knowledge of the Registrant, have had any convictions of crimes other than minor traffic violations during the past ten years. The address for all persons for the purposes of this registration statement is the address listed in Item 3.


Item 5.  Transactions and Agreements.

     a)   Loans,  other  investments,   or  purchases,  sales  or  exchanges  of
          securities of the affiliates by the Registrant or of the Registrant by its affiliates;

                  None

     b)   Purchase, sales or exchanges of assets;


                               Page 25, Exhibit D

     On December 12, 2005, NCRIC Physicians Organization, Inc. was sold by ConsiCare, Inc. to NCRIC Corporation in anticipation of the sale of ConsiCare, Inc.

     Effective December 31, 2005, ConsiCare, Inc. and HCI Ventures, LLC were sold to a non-affiliated party and are no longer part of the ProAssurance Holding Company.

     Effective January 1, 2006, MEEMIC Insurance Company and MEEMIC Insurance Services Corporation were sold to Motors Insurance Corporation pursuant to the Form A filed on November 10, 2005 and subsequently approved by the Michigan Office of Financial and Insurance Services by Motors Insurance.


     d) Guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Registrant's assets to liability, other than insurance contracts entered into in the ordinary course of the registrant's business;

          None

     e) All management agreements, service contracts and all cost-sharing arrangements;

          TMAC amended its current Expense Sharing Agreement and Management Services Agreement with ProAssurance, Professionals Group, Medical Assurance, Inc., ProNational Insurance Company, Red Mountain Casualty Insurance Company, Inc. and Woodbrook Casualty Insurance, Inc. to include NCRIC, Inc. effective January 1, 2006. Copies of the amended agreements were provided in a Form D dated September 8, 2005 filed with the Alabama Insurance Commissioner.

     g)   Dividends and other distributions to shareholders; None

     h)   Consolidated tax allocation agreements; and

          ProAssurance restated the Tax Allocation Agreement with Professionals Group and its subsidiaries and Medical Assurance and its subsidiaries. A copy of the Tax Allocation Agreement was filed with the 2002 Form B and is incorporated herein by reference. Effective September 1, 2005, as a result of its merger with NCRIC Corporation, ProAssurance and its direct and indirect subsidiaries amended its Tax Allocation Agreement to include NCRIC Corporation and its direct and indirect subsidiaries. A copy of the amended Agreement was filed with a Form D dated September 8, 2005.


                               Page 26, Exhibit D

          MEEMIC Insurance Company and MEEMIC Insurance Services Corporation are no longer parties to the above referenced agreement as a result of the sale of these companies effective January 1, 2006.

     i) Any pledge of the registrant's stock and/or of the stock of any subsidiary or controlling affiliate, for a loan made to any member of the insurance holding company system.

          None

Item 9.  Form C Required

         A Copy of Form C is being filed with this Form B Amendment No. 2.

                                   SIGNATURE

Pursuant to the requirements of Section 27-29-4, Code of Alabama 1975 The Medical Assurance Company, Inc. has caused this Amendment No. 2 to the Annual Registration Statement to be duly signed on its behalf in the City of Homewood and State of Alabama on the 9th day of January 2006.

                                    THE MEDICAL ASSURANCE COMPANY, INC.
Seal
                                    By: /s/ Howard H. Friedman
                                    -----------------------------------
                                          Howard H. Friedman, President

Attest:

/s/ Kathryn A. Neville
-----------------------------
Kathryn A. Neville, Secretary

                                  CERTIFICATION

     The undersigned deposes and says that he has duly executed the attached registration statement dated January 9, 2006 for and on behalf of The Medical Assurance Company, Inc.; that he is the President of such company, and that he has authority to execute and file such instrument. Deponent further says that he is familiar with such instrument and that the facts therein set forth are true to the best of his knowledge, information and belief.

                                   /s/ Howard H. Friedman
                                   -----------------------------
                                   Howard H. Friedman, President



                               Page 27, Exhibit D

                                     FORM C

                        SUMMARY OF REGISTRATION STATEMENT

               Filed with the Insurance Department of the State of

                                     Alabama

                                       By

                       The Medical Assurance Company, Inc.

                 On Behalf of the Following Insurance Companies

                       The Medical Assurance Company, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209

                                       and

                       Woodbrook Casualty Insurance, Inc.
                  100 Brookwood Place, Homewood, Alabama 35209

                              Date: January 9, 2005

         Name, Title, Address and telephone number of individual to Whom Notices and Correspondence Concerning This Statement Should be Addressed:

                          Kathryn A. Neville, Secretary
                       The Medical Assurance Company, Inc.
                         100 Brookwood Place, Suite 300
                            Birmingham, Alabama 35209
                                 (800) 282-6242


                               Page 28, Exhibit D

Item 1.  Identity and Control of Registrant

          Not applicable.

Item 2.  Organizational Chart

          Specialty Underwriters Reinsurance Facility was dissolved effective December 9, 2005 and is no longer a part of the ProAssurance Holding Company Group.

          NCRIC Physicians Organization, Inc. was sold by ConsiCare, Inc. to NCRIC Corporation effective December 12, 2005 for a nominal amount due to the pending sale of ConsiCare and HCI Ventures.

          ConsiCare, Inc. and HCI Ventures, LLC were sold to a non-affiliate effective December 31, 2005 and are no longer part of the ProAssurance Holding Company Group.

          MEEMIC Insurance Company and MEEMIC Insurance Services Corporation were sold to Motors Insurance Corporation effective January 1, 2006 and are no longer part of the ProAssurance Holding Company Group.

          MEEMIC Holdings, Inc. filed paperwork to change its name to MEMH Holdings, Inc. on January 5, 2006 in conjunction with the sale of MEEMIC Insurance Company and MEEMIC Insurance Services Corporation.


Item 3.  The Ultimate Controlling Person

          Not applicable.

Item 4.  Biographical Information

          Effective January 1, 2006, Jeffrey P. Lisenby replaced Howard H. Friedman as Secretary of ProAssurance Corporation. Mr. Lisenby has served as an officer of several direct and indirect subsidiaries of ProAssurance prior to January 1, 2006.

Item 5.  Transactions and Agreements

          ProAssurance amended its Tax Allocation Agreement to include NCRIC, Inc. effective September 1, 2005. A Form D dated September 8, 2005 was filed with the Michigan, Indiana and Alabama Insurance Commissioners.

          Effective January 1, 2006, MEEMIC Insurance Company and MEEMIC Insurance Services Corporation are no longer parties to the Tax Allocation Agreement by virtue of the sale of those companies.

          TMAC amended its current Expense Sharing Agreement and Management Services Agreements with ProAssurance, Professionals Group, Medical Assurance, Inc., ProNational Insurance Company, Red Mountain Casualty Insurance Company, Inc. and Woodbrook Casualty Insurance, Inc. to include NCRIC, Inc. effective January 1, 2006. A Form D dated September 8, 2005 was filed with the Alabama Insurance Commissioner.


                               Page 29, Exhibit D

Item 6. Litigation or Administrative Proceedings

          Not applicable.

Item 7.  Statement Regarding Plan or Series of Transactions

          Transactions entered into since the filing of the prior year's annual registration statement are not part of a plan or series of like transactions, the purpose of which is to avoid statutory threshold amounts and the review that might otherwise occur.

Item 8.  Financial Statements and Exhibits

         Exhibit A         Organizational Chart
         Exhibit B         Biographical Affidavit for Jeffrey P. Lisenby


                               Page 30, Exhibit D